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                                                                    EXHIBIT 13.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to use in this Registration Statement on Form SB-2 of our report dated March 19, 2004, relating to the consolidated financial statements of Genius Products, Inc., and to the reference to our firm under the caption "Experts" in the Prospectus of Genius Products, Inc. for the registration of 20,782,216 shares of its common stock.

                         /s/ Cacciamatta Accountancy Corporation
                         ---------------------------------------
                             CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, California
August 9, 2004